UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
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[X]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to § 240.14a-12

Marathon Patent Group, Inc.

(Name of Registrant as Specified in Its Charter)

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Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Ste. 380
Los Angeles, CA 90025

September 8, 2017

To the Shareholders of Marathon Patent Group, Inc.:

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m. Pacific Time on September 29, 2017, at 11111 Santa Monica Blvd., Suite 210, Los Angeles, CA 90025, to consider and vote upon the following proposals:

1.	The approval of the First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement dated August 3, 2017, by and between the Company and certain subsidiaries of the Company, and DBD Credit Funding LLC (the “First Amendment and Restructuring Agreement”), and the contribution of certain of the Company’s intellectual property to a newly created special purpose entity as described in the First Amendment and Restructuring Agreement;

2.	The approval of the issuance of more than 19.99% of the total issued and outstanding shares of the Company’s common stock pursuant to the sale of 5% secured convertible promissory notes in the aggregate principal amount of up to $5,500,000, with warrants to purchase shares of the Company’s common stock, or up to 82,500,000 shares of the Company’s common stock issuable upon conversion of the aforementioned securities, pursuant to the Company’s private placement, as required by the agreements related to such private placement;

3.	The approval of the Company’s 2017 Equity Incentive Plan, including the reservation of 10,000,000 shares of the Company’s common stock thereunder;

4.	The approval of the issuance of 2,394,000 shares of the Company’s common stock to purchasers of securities in the Company’s April 21, 2017 offering in exchange for warrants to purchase 2,280,000 shares of the Company’s common stock, pursuant to exchange agreements, dated July 16, 2017, by and among the Company and the purchasers of securities in the aforementioned offering;

5.	The approval of the Company to transact such other business as may be properly brought before the Special Meeting and any adjournments thereof any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE FIVE PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on September 7, 2017 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on the September 7, 2017 are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Special Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Special Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Special Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Special Meeting and vote in person.

By Order of the Board of Directors:

/s/ Doug Croxall
Doug Croxall,
Chairman of the Board of Directors

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Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Ste. 380
Los Angeles, CA 90025

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Special Meeting of Shareholders of Marathon Patent Group, Inc. (the “Company”) will be held at 11111 Santa Monica Blvd., Suite 210, Los Angeles, CA 90025, on September 29, 2017, beginning at 10:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1)	The approval of the First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement dated August 3, 2017, by and between the Company and certain subsidiaries of the Company, and DBD Credit Funding LLC (the “First Amendment and Restructuring Agreement”), and the contribution of certain of the Company’s intellectual property to a newly created special purpose entity as described in the First Amendment and Restructuring Agreement;

(2)	The approval of the issuance of more than 19.99% of the total issued and outstanding shares of the Company’s common stock pursuant to the sale of 5% secured convertible promissory notes in the aggregate principal amount of up to $5,500,000 with warrants to purchase shares of the Company’s common stock, or up to 82,500,000 shares of the Company’s common stock issuable upon conversion of the aforementioned securities, pursuant to the Company’s private placement, as required by the agreements related to such private placement;

(3)	The approval of the Company’s 2017 Equity Incentive Plan, including the reservation of 10,000,000 shares of Common Stock thereunder;

(4)	The approval of the issuance of 2,394,000 shares of common stock to purchasers of securities in the Company’s April 21, 2017 offering in exchange for warrants to purchase 2,280,000 shares of common stock pursuant to separate exchange agreements, dated July 16, 2017, by and among the Company and the purchasers of securities in the aforementioned offering; and

(5)	The approval of the Company to transact such other business as may be properly brought before the Special Meeting and any adjournments thereof any adjournments thereof.

The Board unanimously recommends a vote “FOR” the approval of the above five proposals.

Holders of record of our common stock and voting preferred stock at the close of business on September 7, 2017 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. However, to assure your representation at the Special Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Special Meeting. Whether or not you expect to attend the Special Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Special Meeting.

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We are furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each of our shareholders of record. If you are not a shareholder of record, you may cast your vote by visiting http://proxyvote.equitystock.com. Whether you are a shareholder of record or not, you may also have access to the materials for the Special Meeting by visiting the website: http://www.equitystock.com/shareholders/proxy-voting/marathon-patent.

Each share of common stock and preferred stock entitles the holder thereof to one (1) vote. If all of our shareholders vote their common stock and preferred stock as of the Record Date at the Special Meeting there will be an aggregate of 28,851,066 votes cast at the Special Meeting.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a majority of the Company’s voting stock cast at the Special Meeting is required to approve the Proposals.

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to shareholders on or about September 8, 2017.

By Order of the Board of Directors:

/s/ Doug Croxall
Doug Croxall,
Chairman of the Board of Directors

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

THIS NOTICE, THE PROXY STATEMENT AND OUR FORM OF PROXY CARD ARE AVAILABLE ON THE INTERNET AT: http://www.equitystock.com/shareholders/proxy-voting/marathon-patent.

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TABLE OF CONTENTS

ABOUT THE SPECIAL MEETING	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

DIRECTORS AND OFFICERS	11

EXECUTIVE COMPENSATION	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

REPORT OF AUDIT COMMITTEE	20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21

PROPOSAL NO. 1
APPROVAL OF THE FIRST AMENDMENT TO AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT AND RESTRUCTURING AGREEMENT, AND THE CONTRIBUTION OF CERTAIN OF THE COMPANY’S INTELLECTUAL PROPERTY TO A NEWLY CREATED SPECIAL PURPOSE ENTITY AS DESCRIBED IN THE FIRST AMENDMENT AND RESTRUCTURING AGREEMENT	23

PROPOSAL NO. 2
APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF THE TOTAL ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY PURSUANT TO THE SALE OF 5% SECURED CONVERTIBLE PROMISSORY NOTES WITH WARRANTS TO PURCHASE SHARES OF COMMON STOCK IN THE COMPANY’S PRIVATE PLACEMENT IN AUGUST 2017	27

PROPOSAL NO. 3
APPROVAL OF THE COMPANY’S 2017 EQUITY INCENTIVE PLAN	30

PROPOSAL NO. 4
APPROVAL OF THE ISSUANCE OF 2,394,000 SHARES OF COMMON STOCK PURSUANT TO CERTAIN EXCHANGE AGREEMENTS ENTERED INTO ON JULY 17, 2017, IN EXCHANGE FOR WARRANTS TO PURCHASE 2,280,000 SHARES OF COMMON STOCK	35

CORPORATE CODE OF CONDUCT AND ETHICS	37

OTHER MATTERS	37

ANNUAL REPORT	37

WHERE YOU CAN FIND MORE INFORMATION	37

APPENDIX A	38

APPENDIX B	40

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Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Ste. 380
Los Angeles, CA 90025

SPECIAL MEETING OF SHAREHOLDERS
To Be Held at 10:00 a.m. on September 29, 2017

PROXY STATEMENT

The Board of Directors of Marathon Patent Group, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the special meeting of shareholders to be held at 11111 Santa Monica Blvd., Suite 210, Los Angeles, CA 90025, on September 29, 2017, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the Special Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about September 8, 2017.

ABOUT THE SPECIAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for a special meeting of shareholders. You are receiving a proxy statement because you owned shares of our common stock and preferred stock on September 7, 2017 (the “Record Date”) and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process, and other information that the Securities and Exchange Commission (the “SEC”) requires us to provide to our shareholders in connection with the special meeting of our shareholders.

Who is entitled to vote at the meeting?

Holders of our voting capital stock as of the close of business on the Record Date will receive notice of, and be eligible to vote at, the special meeting and at any adjournment or postponement of the special meeting. At the close of business on the Record Date, we had outstanding and entitled to vote 27,816,312 shares of common stock, 782,004 shares of Series B Preferred Stock convertible into 782,004 shares of common stock and 252,750 shares of 0% Series D Convertible Preferred Stock.

How many votes do I have?

Each outstanding share of our common stock, Series B Preferred Stock and Series D Convertible Preferred Stock you owned as of the Record Date will be entitled to one vote for each matter considered at the meeting, subject to beneficial ownership limitations contained in the applicable Certificates of Designation. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the Record Date or who are invited guests of the Company may attend and be admitted to the special meeting of the shareholders. Shareholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

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Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of our capital stock issued and outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the special meeting or by proxy without attending the special meeting. We urge you to vote by proxy even if you plan to attend the special meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Each shareholder receiving proxy materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or by using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your shares will not be voted with respect to any proposal. The Board and management do not intend to present any matters at this time at the special meeting other than those outlined in the notice of the special meeting. Should any other matter requiring a vote of shareholders arise, shareholders returning the proxy card confer upon the individuals designated as proxy’s discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with our Secretary or by mailing a proxy bearing a later date or by attending the special meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your bank, broker, other record holder of your shares or other nominee or, if you have obtained a legal proxy from your bank, broker, other record holder of your shares or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who is soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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Will shareholders be asked to vote on any other matters?

To the knowledge of the Company and its management, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

The approval of (i) the ratification of the First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement dated August 3, 2017 and to approve the contribution of certain of the Company’s intellectual property to a newly created special purpose entity (the “Restructuring”) and the other transactions contemplated therein, (ii) the issuance of more than 19.99% of the total issued and outstanding shares of the Company’s common stock pursuant to the sale of 5% secured convertible promissory notes in the aggregate amount of up to $5,500,000 with warrants to purchase shares of the Company’s common stock, or up to 82,500,000 shares of the Company’s common stock issuable upon conversion of the aforementioned securities, pursuant to the Company’s private placement, as required by the agreements related to the private placement, (iii) the adoption of the Company’s 2017 Equity Incentive Plan, including the reservation of 10,000,000 shares of Common Stock thereunder, and (iv) the issuance of 2,394,000 securities pursuant to the Exchange Agreements in exchange for warrants to purchase 2,280,000 shares of Common Stock, require the affirmative vote of a majority of the Company’s voting stock cast at the Special Meeting.

How are votes counted?

With regard to the election of directors, votes may be cast in favor or withheld and votes that are withheld will be excluded entirely from the vote and will have no effect. You may not cumulate your votes for the election of directors.

For the other proposals that are deemed non-routine, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will not be counted as votes cast either for or against any of the non-routine proposals being presented to shareholders and will have no impact on the result of the vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on these non-routine proposals only if the brokerage firm has received voting instructions from their clients. Such broker non-votes will not be considered in determining the number of votes necessary for approval of these non-routine proposals and will have no effect on the outcome, although they will be counted towards determining whether a quorum exists.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its special meeting of shareholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that have not received voting instructions from their clients may not vote on any such proposal. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

Do I Have Dissenters’ Rights of Appraisal?

Under the Nevada Revised Statues and our charter documents, holders of our common stock will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the proposals contained herein.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, except for Mr. Croxall and Mr. Knuettel who shall receive 3,000,000 and 200,000 shares of the Company’s common stock pursuant to the Company’s 2017 Equity Incentive Plan, subject to shareholder approval of such Plan in Proposal No. 3.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W. 37th Street, Suite 601, New York, NY 10018.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 7, 2017: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of September 7, 2017, there were 27,816,312 shares of our common stock outstanding.

Amount and Nature of Beneficial Ownership as of September 7, 2017(1)
Name and Address of Beneficial Owner(1)	Common Stock	Options	Warrants	Total	Percentage of Common Stock (%)
Officers and Directors
Doug Croxall (Chairman and CEO)(2)	615,384	657,692	—	1,273,076	4.5%
Francis Knuettel II (Chief Financial Officer)(3)	—	490,000	—	490,000	1.7%
James Crawford (Chief Operating Officer)(4)	—	183,462	—	183,462	*
Edward Kovalik (Director)(5)	—	80,000	—	80,000	*
Christopher Robichaud (Director)(6)	—	20,000	—	20,000	*
David P. Lieberman	—	—	—	—	*
Merrick D. Okamoto	—	—	—	—	*
All Directors and Executive Officers (seven persons)	615,384	1,431,154	—	2,046,538	7.0%
Erich Spangenberg (7)	2,408,924	312,500	48,078	2,769,502	9.8%

* Less than 1%

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of September 7, 2017. In determining the percent of common stock owned by a person or entity on September 7, 2017, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on September 7, 2017 and (ii) the total number of shares that the beneficial owner may acquire upon conversion of securities and upon exercise of the warrants and options, subject to limitations on conversion and exercise as more fully described below. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares and such person’s address is c/o Marathon Patent Group, Inc., 11100 Santa Monica Blvd., Ste. 380, Los Angeles, CA 90025.

(2)	Shares of Common Stock are held by Croxall Family Revocable Trust, over which Mr. Croxall holds voting and dispositive power. Represents options to purchase (i) 307,692 shares of Common Stock at an exercise price of $3.25 per share, (ii) 200,000 shares of Common Stock at an exercise price of $2.965 per share and (iii) 150,000 shares of Common Stock at an exercise price of $1.86 per share. As of September 7, 2017, Mr. Croxall forfeited options to purchase (i) 307,692 shares of Common Stock at an exercise price of $2.64 per share and (ii) 220,000 shares of Common Stock at an exercise price of $6.40 per share.

(3)	Represents options to purchase (i) 290,000 shares of Common Stock at an exercise price of $4.165 per share, (ii) 100,000 shares of Common Stock at an exercise price of $6.40 per share and (iii) 100,000 shares of Common Stock at an exercise price of $1.86 per share.

(4)	Represents options to purchase (i) 38,462 shares of Common Stock at an exercise price of $2.47 per share, (ii) 30,000 shares of Common Stock at an exercise price of $4.165 per share, (iii) 80,000 shares of Common Stock at an exercise price of $6.40 per share and (iv) 35,000 shares of Common Stock at an exercise price of $1.86 per share.

(5)	Represents options to purchase (i) 20,000 shares of Common Stock at an exercise price of $3.295 per share, (ii) 20,000 shares of Common Stock at an exercise price of $7.445 per share, (iii) 20,000 shares of Common Stock at an exercise price of $2.03 per share and (iv) 20,000 shares of Common Stock at an exercise price of $2.41 per share.

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(6)	Represents an option to purchase 20,000 shares of Common Stock at an exercise price of $2.41 per share.

(7)	Represents an option to purchase 312,500 shares of Common Stock at an exercise price of $1.87 per share. Includes 1,626,924 shares of common stock, 782,000 of Series B Convertible Preferred Stock convertible into 782,000 shares of common stock and warrants to purchase 48,078 shares of common stock.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. Our Board of Directors is comprised of five directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class II directors will serve until the 2019 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Once elected, Class III directors will serve until the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

The following table presents information with respect to our current senior officers and directors:

Name and Address	Age	Date First Elected or Appointed	Position(s)
Doug Croxall	48	November 14, 2012	Chief Executive Officer and Chairman (Class III)
Francis Knuettel II	51	May 15, 2014	Chief Financial Officer
James Crawford	42	March 1, 2013	Chief Operating Officer
Edward Kovalik	42	April 15, 2014	Class I Director
David P. Lieberman	73	August 13, 2017	Class I Director
Merrick D. Okamoto	56	August 13, 2017	Class I Director
Christopher Robichaud	50	September 28, 2016	Class II Director

Background of officers and directors

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating each person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Doug Croxall—Chief Executive Officer and Chairman

Mr. Croxall, 48, has served as the Chief Executive Officer and Founder of LVL Patent Group LLC, a privately owned patent licensing company since 2009. From 2003 to 2008, Mr. Croxall served as the Chief Executive Officer and Chairman of FirePond, a software company that licensed configuration pricing and quotation software to Fortune 1000 companies. Mr. Croxall earned a Bachelor of Arts degree in Political Science from Purdue University in 1991 and a Master of Business Administration from Pepperdine University in 1995. Mr. Croxall was chosen as a director of the Company based on his knowledge of and relationships in the patent acquisition and monetization business.

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Francis Knuettel II—Chief Financial Officer

Mr. Knuettel, 51, has served as the Company’s Chief Financial Officer since May 2014. From 2013 through his appointment as CFO of Marathon Patent Group, Mr. Knuettel was Managing Director and CFO for Greyhound IP LLC, an investor in patent litigation expenses for patents enforced by small firms and individual inventors. Since 2007, Mr. Knuettel has been the Managing Member of Camden Capital LLC, which is focused on the monetization of patents Mr. Knuettel acquired in 2007. From 2007 through 2013, Mr. Knuettel served as the Chief Financial Officer of IP Commerce, Inc. IP Commerce is the creator of an open commerce network, delivering on-demand access to the next generation of commerce services in the payments industry. From 2005 through 2007, Mr. Knuettel served as the CFO of InfoSearch Media, Inc., a publicly traded company, at which he managed the acquisition of numerous private companies, multiple PIPE transactions and the filing of numerous registration statements. Prior to InfoSearch, from 2000 through 2004, Mr. Knuettel was at Internet Machines Corporation, a fables semiconductor company located in Los Angeles, where he served on the Board of Directors and held several positions, including Chief Executive Officer and Chief Financial Officer. At Internet Machines, Mr. Knuettel raised almost $90 million in equity and debt and managed the sale of the business in 2004. During 1999, he was Chief Financial and Operating Officer for Viking Systems, Inc., a Boston-based producer of enterprise software systems for non- profit fundraising institutions. From 1996 through 1999, he was Director of Finance and then Vice President of Operations and Chief Financial Officer for Fightertown Entertainment, Inc. in Irvine, California. Mr. Knuettel was a member of the Board of Directors and Chairman of the Audit Committee for Firepond, Inc., a publicly traded producer of CPQ software systems. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.

James Crawford—Chief Operating Officer

Mr. Crawford, 41, was a founding member of Kino Interactive, LLC, and of AudioEye, Inc. Mr. Crawford’s experience as an entrepreneur spans the entire life cycle of companies from start-up capital to compliance officer and director of reporting public companies. Prior to his involvement as Chief Operating Officer of Marathon, Mr. Crawford served as a director and officer of Augme Technologies, Inc. beginning March 2006, and assisted the company in maneuvering through the initial challenges of acquisitions executed by the company through 2011 that established the company as a leading mobile marketing company in the United States. Mr. Crawford is experienced in public company finance and compliance functions. He has extensive experience in the area of intellectual property creation, management and licensing. Mr. Crawford also served on the board of directors Modavox® and Augme Technologies, and as founder and managing member of Kino Digital, Kino Communications, and Kino Interactive.

Edward Kovalik—Director

Mr. Kovalik, 42, is the Chief Executive Officer and Managing Partner of KLR Group, which he co-founded in the spring of 2012. KLR Group is an investment bank specializing in the Energy sector. Mr. Kovalik manages the firm and focuses on structuring customized financing solutions for the firm’s clients. He has over 16 years of experience in the financial services industry. Prior to founding KLR, Mr. Kovalik was Head of Capital Markets at Rodman & Renshaw, and headed Rodman’s Energy Investment Banking team. Prior to Rodman, from 1999 to 2002, Mr. Kovalik was a Vice President at Ladenburg Thalmann & Co, where he focused on private placement transactions for public companies. Mr. Kovalik serves as a director on the board of River Bend Oil and Gas.

David P. Lieberman—Director

Mr. Lieberman, 73, serves as President at Cobra International, Inc., since December 2010. Mr. Lieberman is also the owner of Lieberman Financial Consulting where he serves as an administrator for several investment groups involved in Water Disposal Wells and as a manager of several limited liability companies which require monthly financials and administration of investments in other entities. Prior to Cobra International, Inc., Mr. Lieberman served as the Chief Financial Officer and director of MEDL Mobile Holdings, Inc. in June 2011 until his resignation on November 30, 2011. He was responsible for the annual and quarterly reports on public filings of MEDL Mobile Holdings, Inc. In 2006, Mr. Lieberman served as a director of Datascension, Inc., a publicly traded company, where he was later appointed as the Chief Financial Officer in 2008 until his resignation in October 2011. Datascension, Inc., was the leading market research and custom call center operating out of San Jose, Costa Rica, and generated revenues exceeding $20 million. Prior to Datascension, Inc., from early 2006 until his resignation in September 2007, Mr. Lieberman served as the Chief Financial Officer, Chief Operating Officer and director of Dalrada Financial Corporation, a publicly traded financial services company located in San Diego, California. Dalrada Financial Corporation offered services including, but not limited to, payroll, human resources support, worker’s compensation insurance and employee benefits. From December 2002 to September 2006, he served as a consultant and later as the Chief Financial Officer, for John Goyak & Associates, a privately held firm that provided consulting services to the aerospace industry. The firm’s revenues reached over $10 million in 2006. Mr. Lieberman holds a Bachelor’s Degree in Business Administration from the University of Cincinnati and has been a licensed certified public accountant since 1970.

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Merrick D. Okamoto—Director

Mr. Okamoto, 56, serves the President at Viking Asset Management which he co-founded in 2002. Mr. Okamoto is responsible for research, due diligence, and structuring potential investment opportunities. He has been instrumental in providing capital to over 200 private and public companies. He is also responsible for the firm’s trading operations. Prior to Viking, Mr. Okamoto co-founded TradePortal.com, Inc. in 1999 and served as its President until 2001. He was instrumental in developing the proprietary Trade Matrix software platform offered by TradePortal Securities. Mr. Okamoto’s negotiations were key in selling a minority stake in TradePortal.com Inc. to Thomson Financial. Prior to that, he held Vice President positions with Shearson Lehman Brothers, Prudential Securities, and Paine Webber. Mr. Okamoto was the founder of First Stage Capital, Inc. in 1996 which offers consulting and advisory services. He served as the Chairman of Optex System Holdings, Inc. from January 3, 2013 until November 19, 2014 and as its Director from March 30, 2009 until November 19, 2014. He serves as an Executive Director at Embark Corporation. Mr. Okamoto is widely recognized as an advanced trader specializing in short-term trading with sector momentum and extensive experience in technical market analysis techniques. From 1987 to 1990, Mr. Okamoto hosted the television program, The Income Report.

Christopher Robichaud — Director

Mr. Robichaud, 50, has served as Chief Executive Officer of PMK—BNC, a communications, marketing and consulting agency since January 2010. In addition to managing teams in Los Angeles, New York and London, he advises clients across the globe on how to apply the “Science of Popular Culture” to build audiences, create fans, and ultimately engage with consumers in today’s ever-changing world and recently created and leads the agency’s global consulting unit, which helps companies better understand today’s changing landscape worldwide branding landscape. Prior to serving as CEO of PMK●BNC, Mr. Robichaud was the President and Chief Operating Officer of BNC from September 1990 through December 2009.

Board Composition

Directors currently are elected in accordance with the terms of their designated class or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board of Directors may be changed from time to time by resolutions adopted by the Board and/or the stockholders. Our Board currently consists of five members.

Term of Office

Our Board is comprised of five directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class II directors will serve until the 2019 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class III directors, if elected at the 2017 annual meeting of shareholders, will serve until the 2020 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

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Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons has been:

(a)	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(b)	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
(c)	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
(d)	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(e)	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. The Board believes that its current leadership structure, with Mr. Croxall serving as both Chief Executive Officer and Board Chairman, is appropriate given the efficiencies of having the Chief Executive Officer also serve in the role of Chairman.

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Number of Meetings of the Board of Directors and Committees

During 2016, the Board held three meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings and the Nominating and Governance Committee held two meetings. Directors are expected to attend Board and Committee meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each active director attended at least 75% of the aggregate number of meetings of the Board during 2016.

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Director Independence

Mr. Edward Kovalik, Mr. Christopher Robichaud, Mr. David P. Lieberman and Mr. Merrick D. Okamoto are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at http://www.marathonpg.com/.

Audit Committee

The Audit Committee members are currently Mr. David P. Lieberman, Mr. Edward Kovalik and Mr. Merrick D. Okamoto, with Mr. David P. Lieberman as Chairman. The Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of the our business. Both remaining members of the Audit Committee, Mr. Tyler and Mr. Kovalik, currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently Mr. David P. Lieberman, Mr. Christopher Robichaud and Mr. Merrick D. Okamoto, with Mr. Christopher Robichaud as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board.

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Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently Mr. David P. Lieberman, Mr. Edward Kovalik and Mr. Merrick D. Okamoto, with Mr. Merrick D. Okamoto as Chairman. All members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016. This report is provided by the following independent directors, who currently comprise the Compensation Committee:

Edward Kovalik

David P. Lieberman

Merrick D. Okamoto

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our executive officers. The value attributable to any Option Awards and Stock Awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name and Principal Position	Year	Salary	Bonus Awards	Stock Awards	Option Awards	Non-Equity Plan Compensation	Nonqualified Deferred Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Doug Croxall	2016	511,210	509,000	—	—	—	—	—	1,020,210
CEO and Chairman	2015	496,200	575,000	—	137,095	—	—	—	1,208,295
Francis Knuettel II	2016	250,000	185,000	—	—	—	—	—	435,000
CFO & Secretary	2015	250,000	215,000	—	91,396	—	—	—	556,396
James Crawford	2016	184,290	50,000	—	—	—	—	—	234,290
COO	2015	185,002	18,700	—	31,989	—	—	—	235,691
Enrique Sanchez (1)	2016	183,196	—	—	—	—	—	—	183,196
IP Counsel & SVP of Licensing	2015	220,833	25,000	—	45,698	—	—	—	291,531
Umesh Jani (2)	2016	225,000	—	—	—	—	—	—	225,000
CTO, SVP of Licensing	2015	225,000	43,500	—	45,698	—	—	—	314,198
David Liu (3)	2016	114,583	—	—	198,105	—	—	—	312,688
CTO	2015	—	—	—	—	—	—	—	—
Erich Spangenberg (4)	2016	150,000	200,000	—	357,264	—	—	—	707,264
Dir. of Acquisitions & Licensing	2015	—	—	—	—	—	—	—	—
Richard Chernicoff (5)	2016	120,000	—	—	—	—	—	—	120,000
Interim General Counsel	2015	255,500	12,500	—	709,492	—	—	—	977,492

(1) Enrique Sanchez was appointed as the Senior Vice President of Licensing of the Company on November 3, 2014 and his employment with the Company terminated on September 22, 2016.

(2) Umesh Jani was appointed as the Chief Technology Officer and SVP of Licensing of the Company on October 31, 2014 and his employment with the Company terminated on January 31, 2017.

(3) David Liu was appointed as the Chief Technology Officer of the Company on July 18, 2016 and his employment with the Company was terminated on March 15, 2017.

(4) Erich Spangenberg was appointed as the Director of Acquisitions and Licensing on May 11, 2016. On August 3, 2017, the Company and Mr. Spangenberg terminated the employment agreement and as a result, Mr. Spangenberg is no longer an officer of the Company.

(5) Richard Chernicoff was appointed as the Interim General Counsel on April 7, 2015, in addition to his responsibilities as a Director, and his appointment as Interim General Counsel was terminated on July 31, 2016.

Employment Agreements

On August 31, 2017, the Company and Erich Spangenberg entered into a Consulting Termination and Release Agreement (the “Termination Agreement”), pursuant to which the consulting agreement dated as of August 3, 2017, by and between Mr. Spangenberg and the Company was terminated and of no further force and effect, and Mr. Spangenberg is no longer entitled to any compensation from the Company. In consideration for the foregoing, the Company entered into a new Consulting Agreement on August 31, 2017, with Page Innovations, LLC (“Page”), an entity designated by Mr. Spangenberg, whereby Mr. Spangenberg shall provide advice and consulting services to the Company, as an independent contractor, with respect to the business of the Company as may be requested by the Company from time to time, not to exceed one (1) hour per day or ten (10) hours in any calendar month, for which, Page will be granted 100,000 shares of restricted common stock of the Company.

On August 30, 2017, the Company entered into a revised employment Agreement with James Crawford, the Company’s Chief Operating Officer (the “Crawford Agreement”), pursuant to which (a) the employment agreements between Mr. Crawford and the Company were terminated and of no further force and effect, and Mr. Crawford is no longer entitled to any payment relating to severance, change of control of the Company or termination pay from the Company, and (b) Mr. Crawford shall continue to serve as the Chief Operating Officer until such time as provided in the Crawford Agreement. In consideration for the foregoing, pursuant to the Crawford Agreement, Mr. Crawford shall receive from the Company monthly compensation in the amount of $7,500.

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On August 30, 2017, the Company entered into a Retention Agreement with Francis Knuettel II, the Company’s Chief Financial Officer (the “Knuettel Retention Agreement”), pursuant to which (a) the existing employment agreement between Mr. Knuettel and the Company was terminated. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall continue to serve as Chief Financial Officer until such time as provided in the Knuettel Retention Agreement through March 31, 2017, unless earlier terminated in accordance with the Knuettel Retention Agreement. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall be entitled to receive: (i) a monthly consulting fee in the amount of $15,000 for a period of six (6) months commencing on October 1, 2017, (ii) 200,000 shares of restricted common stock of the Company, subject to shareholder approval of the Company’s 2017 Equity Incentive Plan, and (v) medical and other insurance benefits through the end of March 2018.

On August 30, 2017, the Company entered into an Amended and Restated Retention Agreement with Doug Croxall, the Company’s Chief Executive Officer, (the “Amended and Restated Agreement”) amending the Retention Agreement dated August 22, 2017. Pursuant to the Amended and Restated Agreement, (a) Mr. Croxall shall continue to serve as Chief Executive Officer and Chairman of the Board until such time as provided therein, but in any event, no later than September 30, 2017; provided, however, Mr. Croxall may continue to serve as a director of the Company until such time as his resignation or his successor is duly elected and qualified and (b) the employment agreements between Mr. Croxall and the Company were terminated and of no further force and effect, and Mr. Croxall is no longer entitled to any payment in the nature of severance, change of control or termination pay from the Company. Pursuant to the Amended and Restated Agreement, in consideration for the foregoing, the Company shall pay to Mr. Croxall (i) a retention payment in the aggregate amount of $500,000, (ii) a monthly consulting fee in the amount of $20,000 for a period of six (6) months commencing on October 1, 2017, (iii) an aggregate of 2,800,000 shares of restricted common stock of the Company (the “Retention Shares”) and 200,000 shares to the Company’s Chief Financial Officer, subject to shareholder approval of the Company’s 2017 Equity Incentive Plan in Proposal No. 3, (iv) all of the shares of common stock of 3d Nanocolor Corp., a Delaware corporation, held by the Company, in exchange for ten ($10.00) dollars, and (v) medical and other insurance benefits through the end of September 2017. In addition, upon award of the Retention Shares to Mr. Croxall, the shares will be subject to a vesting schedule and Lock-up Agreement under which such shares are issued but vest in equal monthly increments 30 days after issuance, and on each 30 day anniversary thereafter, subject to cancellation in the event or resignation or termination of Mr. Croxall for cause, as defined in the Amended and Restated Agreement, which vesting shall fully accelerate upon a change of control.

On April 7, 2015, the Company entered into a consulting agreement (the “Chernicoff Consulting Agreement”) with Richard Chernicoff, a member of the Company’s Board of Directors, pursuant to which Mr. Chernicoff shall provide certain services to the Company, including serving as the interim General Counsel and interim General Manager of commercial product commercialization development. Pursuant to the terms of the Chernicoff Consulting Agreement, Mr. Chernicoff shall receive a monthly retainer of $27,000 and a ten (10) year stock option to purchase 280,000 shares of the Company’s common stock (the “Award”) pursuant to the Company’s 2014 Equity Incentive Plan. The stock options shall have an exercise price of $6.76 per share, the closing price of the Company’s common stock on the date immediately prior to the Board of Directors approval of such stock options and the options shall vest as follows: 25% of the Award shall vest on the twelve month anniversary of the Effective Date and thereafter 2.083% on the 21st day of each succeeding calendar month for the following twelve months, provided Mr. Chernicoff continues to provide services (in addition to as a member of the Company’s Board of Directors) at the time of vesting. The Award shall be subject in all respects to the terms of the 2014 Plan Equity Incentive Plan. Notwithstanding anything herein to the contrary, the remainder of the Award shall be subject to the following as an additional condition of vesting: (A) options to purchase 70,000 shares of the Company’s common stock under the Award shall not vest at all unless the price of the Company’s common stock while Mr. Chernicoff continues as an officer and/or director reaches $8.99 and (B) options to purchase 70,000 shares of the Company’s common stock under the Award shall not vest at all unless the price of the Company’s common stock while Mr. Chernicoff continues as an officer and/or director reaches $10.14. Mr. Chernicoff’s appointment as Interim General Counsel was terminated on July 31, 2016, related to which the option to purchase 70,000 shares at $8.99 and 70,000 shares at $10.14 were both cancelled, and the Board subsequently accepted his resignation from the Board effective August 13, 2017.

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our directors. The value attributable to any Warrant Awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

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		Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
Name		($)	($)	($)	($)	($)	($)	($)
Richard Chernicoff (1)
	2016	40,250	—	20,864	—	—	—	61,114
	2015	20,923	—	60,742	—	—	—	81,665
Edward Kovalik
	2016	47,250	—	20,864	—	—	—	68,114
	2015	—	—	18,060	—	—	—	18,060
William Rosellini (2)
	2016	38,205	—	—	—	—	—	38,205
	2015	53,125	—	18,060	—	—	—	71,185
Richard Tyler (1)
	2016	44,125	—	20,864	—	—	—	64,989
	2015	23,270	—	55,868	—	—	—	79,138
Christopher Robichaud (3)
	2016	10,250	—	20,864	—	—	—	31,114
	2015	—	—	—	—	—	—	—

(1)	The Board accepted the resignations of Mr. Richard Tyler and Mr. Richard Chernicoff, effective August 13, 2017. On such date, Mr. Merrick D. Okamoto and Mr. David P. Lieberman were appointed to the Board to fill in the two vacancies as a result of Mr. Chernicoff’s and Mr. Tyler’s resignations.

(2)	Mr. William Rosellini elected not to continue serving on the Company’s Board of Directors and his term ended with the annual shareholders meeting held on September 28, 2016.

(3)	Mr. Christopher Robichaud was elected to the Company’s Board of Directors at the annual shareholders meeting held on September 28, 2016, filling the seat vacated by Mr. Rosellini.

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

On August 1, 2012, our Board of Directors and stockholders adopted the 2012 Equity Incentive Plan, pursuant to which 1,538,462 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers, after giving effect to the Reverse Split.

On September 16, 2014, our Board of Directors adopted the 2014 Equity Incentive Plan (the “2014 Plan”), and only July 31, 2015, the shareholders approved the 2014 Plan at the Company’s annual meeting. The 2014 Plan authorizes the Company to grant stock options, restricted stock, preferred stock, other stock based awards, and performance awards to purchase up to 2,000,000 shares of common stock. Awards may be granted to the Company’s directors, officers, consultants, advisors and employees. Unless earlier terminated by the Board, the 2014 Plan will terminate, and no further awards may be granted, after September 16, 2024. As of August 15, 2017, the following sets forth the option and stock awards to officers of the Company.

	Number of securities underlying unexercised options(1) (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) unexercisable	Option exercise price ($)	Option expiration date
Doug Croxall	307,692	—	—	$3.25	11/14/22
Doug Croxall	200,000	—	—	$2.97	11/18/23
Doug Croxall	150,000	—	—	$1.86	10/14/25
James Crawford	38,462	—	—	$2.47	06/19/18
James Crawford	30,000	—	—	$4.17	05/14/24
James Crawford	80,000	—	—	$6.40	10/31/24
James Crawford	35,000	—	—	$1.86	10/14/25
Francis Knuettel II	290,000	—	—	$4.17	05/14/24
Francis Knuettel II	100,000	—	—	$6.40	10/31/24
Francis Knuettel II	100,000	—	—	$1.86	10/14/25
Erich Spangenberg	354,167	145,833	—	$1.87	05/10/26

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board of Directors or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2016, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Edward Kovalik, Mr. David P. Lieberman and Mr. Merrick D. Okamoto, with Mr. David P. Lieberman as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.marathonpg.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2016, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

THE AUDIT COMMITTEE:

David P. Lieberman (Chair)

Edward Kovalik

Merrick D. Okamoto

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 1, 2017, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) whereby a wholly-owned subsidiary of the Company, Marathon Group, S.A. (“Marathon SA”), sold its shares of Munitech IP S.a.r.l. (“Munitech”) to GPat Technologies, LLC (“GPat”). Pursuant to the Purchase Agreement, Marathon SA transferred the shares to GPat and the Company paid GPat $25,000, in return for which, GPat acquired all the shares of Munitech, along with all assets and liabilities of Munitech.

On August 31, 2017, the Company entered into an AP Settlement Agreement with Medtronics, Inc. pursuant to which the Company settled its outstanding invoices with Medtronics, Inc. in the aggregate amount of $600,000 in exchange for a payment of $220,000.

On August 31, 2017, the Company and Erich Spangenberg entered into a Consulting Termination and Release Agreement (the “Termination Agreement”), pursuant to which the consulting agreement dated as of August 3, 2017, by and between Mr. Spangenberg and the Company was terminated and of no further force and effect, and Mr. Spangenberg is no longer entitled to any compensation from the Company. In consideration for the foregoing, the Company entered into a new Consulting Agreement on August 31, 2017, with Page Innovations, LLC (“Page”), an entity designated by Mr. Spangenberg, whereby Mr. Spangenberg shall provide advice and consulting services to the Company, as an independent contractor, with respect to the business of the Company as may be requested by the Company from time to time, not to exceed one (1) hour per day or ten (10) hours in any calendar month, for which, Page will be granted 100,000 shares of restricted common stock of the Company.

On August 30, 2017, the Company entered into a revised employment Agreement with James Crawford, the Company’s Chief Operating Officer (the “Crawford Agreement”), pursuant to which (a) the employment agreements between Mr. Crawford and the Company were terminated and of no further force and effect, and Mr. Crawford is no longer entitled to any payment relating to severance, change of control of the Company or termination pay from the Company, and (b) Mr. Crawford shall continue to serve as the Chief Operating Officer until such time as provided in the Crawford Agreement. In consideration for the foregoing, pursuant to the Crawford Agreement, Mr. Crawford shall receive from the Company monthly compensation in the amount of $7,500.

On August 30, 2017, the Company entered into a Retention Agreement with Francis Knuettel II, the Company’s Chief Financial Officer (the “Knuettel Retention Agreement”), pursuant to which (a) the existing employment agreement between Mr. Knuettel and the Company was terminated. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall continue to serve as Chief Financial Officer until such time as provided in the Knuettel Retention Agreement through March 31, 2017, unless earlier terminated in accordance with the Knuettel Retention Agreement. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall be entitled to receive: (i) a monthly consulting fee in the amount of $15,000 for a period of six (6) months commencing on October 1, 2017, (ii) 200,000 shares of restricted common stock of the Company, subject to shareholder approval of the Company’s 2017 Equity Incentive Plan, and (v) medical and other insurance benefits through the end of March 2018.

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On August 30, 2017, the Company entered into an Amended and Restated Retention Agreement with Doug Croxall, the Company’s Chief Executive Officer, (the “Amended and Restated Agreement”) amending the Retention Agreement dated August 22, 2017. Pursuant to the Amended and Restated Agreement, (a) Mr. Croxall shall continue to serve as Chief Executive Officer and Chairman of the Board until such time as provided therein, but in any event, no later than September 30, 2017; provided, however, Mr. Croxall may continue to serve as a director of the Company until such time as his resignation or his successor is duly elected and qualified and (b) the employment agreements between Mr. Croxall and the Company were terminated and of no further force and effect, and Mr. Croxall is no longer entitled to any payment in the nature of severance, change of control or termination pay from the Company. Pursuant to the Amended and Restated Agreement, in consideration for the foregoing, the Company shall pay to Mr. Croxall (i) a retention payment in the aggregate amount of $500,000, (ii) a monthly consulting fee in the amount of $20,000 for a period of six (6) months commencing on October 1, 2017, (iii) an aggregate of 2,800,000 shares of restricted common stock of the Company (the “Retention Shares”) and 200,000 shares to the Company’s Chief Financial Officer, subject to shareholder approval of the Company’s 2017 Equity Incentive Plan in Proposal No. 3, (iv) all of the shares of common stock of 3d Nanocolor Corp., a Delaware corporation, held by the Company, in exchange for ten ($10.00) dollars, and (v) medical and other insurance benefits through the end of September 2017. In addition, upon award of the Retention Shares to Mr. Croxall, the shares will be subject to a vesting schedule and Lock-up Agreement under which such shares are issued but vest in equal monthly increments 30 days after issuance, and on each 30 day anniversary thereafter, subject to cancellation in the event or resignation or termination of Mr. Croxall for cause, as defined in the Amended and Restated Agreement, which vesting shall fully accelerate upon a change of control.

Other than disclosed herein, there were no transactions during the year ended December 31, 2016 or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons

We have not adopted written policies and procedures specifically for related person transactions. Our Board of Directors is responsible for approving all related party transactions. The independent directors that are on our Board of Directors are responsible to approve all related party transactions that involve Mr. Croxall, if any.

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PROPOSAL NO. 1

APPROVAL OF THE FIRST AMENDMENT TO AMENDED AND RESTATED REVENUE SHARING
AND SECURITIES PURCHASE AGREEMENT AND RESTRUCTURING AGREEMENT, AND THE
CONTRIBUTION OF CERTAIN OF THE COMPANY’S INTELLECTUAL PROPERTY TO A NEWLY
CREATED SPECIAL PURPOSE ENTITY AS DESCRIBED IN THE FIRST AMENDMENT AND
RESTRUCTURING AGREEMENT

Description of the First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement

On August 3, 2017, Marathon Patent Group, Inc. (the “Parent”) and certain of our operating subsidiaries (such subsidiaries, together with any future guarantor subsidiaries, and the Parent, the “Company”) entered into a First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement (the “First Amendment and Restructuring Agreement”) with DBD Credit Funding LLC (referred to as “DBD” or the “Purchaser”) to restructure and replace the obligations of the Company under that certain Amended and Restated Revenue Sharing and Securities Purchase Agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Agreement”), dated January 10, 2017, which was originally entered into by the Company and DBD on January 29, 2015 (the “Original Agreement”).

Pursuant to the First Amendment and Restructuring Agreement, certain intellectual property owned by the Company (“IP”) and originally purchased by the Company from various parties (the “Designated IP”) is to be assigned to one or more newly created special purpose entities (the “SPE”) elected by DBD, which SPE is under the management and control of an affiliate of DBD (the “IP Monetization Manager”). All intellectual property owned by the Company that will not be assigned to one or more newly created special purpose entities shall be referred to as “Non-Designated IP.” The patents that are part of the Designated IP are referred to as the “Designated Patents.” All Monetization Revenues arising from the Designated IP and Non-Designated IP shall be paid to an account that is under the sole and exclusive control of the Collateral Agent as the IP Monetization Manager. “Monetization Revenues” means the sum of amounts that the Company receives in cash or an amount equal to the fair market value of any in-kind payment the Company receives, prior to expenses, (i) from third parties in respect of the Company’s patents (the “Patents”); (ii) on account of any sale of products or services using the Patents; (iii) the development to order of any software or other products using the Patents, including royalty payments, license fees, settlement payments, judgments or other similar payments in respect of the Patents; and (iv) the purchase price or other amounts received in connection with the sale of hardware or software with respect to the Patents, in each case as and when actually received by the Company.

In addition, until the Restructuring, the Company shall be responsible for the expenses associated with the maintenance, prosecution and enforcement of all of the Company’s intellectual property. Including the Designated IP and the other IP owned by the Company that is not to be transferred to the SPE, and for any expenses associated with the pursuit of monetization activities relating to both the Designated IP and the Non-Designated IP. From and after the date upon which the Restructuring becomes effective (the “Restructuring Effective Date”), the SPE shall have sole responsibility for the expenses associated with the Designated IP and the Company shall have sole responsibility for the expenses associated with the Non-Designated IP.

The First Amendment and Restructuring Agreement grants DBD as the IP Monetization Manager the sole discretion to, either directly or by direction to the Company, make any and all decisions relating to the Designated IP and patent monetization activities thereof, including the right to license, sell or sue unauthorized users of the Designated IP (the “Monetization Activities”).

In addition, the First Amendment and Restructuring Agreement modifies the revenue share provided for in the Amended and Restated Agreement such that, from August 3, 2017 until the Restructuring Effective Date, all proceeds from the Monetization Activities will be applied as follows:

(i)	first, to the payment of amounts due to prior owners or licensors of the Patents or due to consultants, attorneys, and other third parties, in each case, in connection with the Monetization Activities,

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(ii)	second, to DBD, as the Purchaser, to pay all amounts due with respect to the secured promissory notes issued on January 29, 2015, under the Original Agreement, the secured promissory notes issued on January 10, 2017 under Amended and Restated Agreement, and any and all additional secured promissory notes issued pursuant to the Amended and Restated Agreement (collectively, the “Notes”),

(iii)	third, to DBD in cash, subject to the terms and conditions set forth in the First Amendment and Restructuring Agreement (the “Revenue Stream”) until the amount equal to the sum of (a) the Cash Advance Accrual Amount (defined below), plus (b) the Management Fee Accrual Amount (defined below), plus (c) the difference between (x) $24,500,000 minus (y) any payments made by the Company after January 10, 2017, and prior to the Restructuring in respect of principal on the Notes, is paid in full, and

(iv)	fourth, pro rata to DBD to pay the “DBD Residual,” which is the amount equal to 55% of Monetization Revenues, after payment in full of the Revenue Stream and the Notes, and to the Company to pay the Marathon Residual.

For the purpose of this section, “Cash Advance Accrual Amount” means an amount equal to 150% of the “Cash Advance,” which is the amounts advanced by DBD, or the Purchaser, following June 30, 2017, in connection with the pursuit of Monetization Activities, the negotiation or implementation of the transactions provided for under the First Amendment and Restructuring Agreement, in respect of all expenses related to the maintenance, prosecution and enforcement of the Patents, or as otherwise specified under the Amended and Restated Agreement, and any accrued interest not paid between May 1, 2017 through the earlier to occur of (i) November 1, 2017 and (ii) the Restructuring Effective Date. “Management Fee Accrual Amount” means the unpaid portion of the sum of (x) $2,450,000 annually, commencing July 1, 2017 and each anniversary thereof plus (y) 10% of any Cash Advance, which amount shall be fully earned and nonrefundable.

Until the completion of the structure of the SPE, as described below, the Company will continue to be fully responsible for all expenses related to the maintenance, prosecution and enforcement of all patents in the Designated and Non-Designated IP. Following the Restructuring Effective Date, the Company will not be required to make any payments to DBD with respect to revenues generated from the Non-Designated IP.

Once the Company’s shareholders have approved the proposed Restructuring set forth under the First Amendment and Restructuring Agreement and obtained the necessary third party consents, the First Amendment and Restructuring Agreement requires the Company to contribute and assign the Designated IP to the SPE. At such time, DBD shall continue to have the sole and absolute discretion to make any and all decisions with respect to the Designated IP, including by way of example and not limitation (x) the initiation, direction, termination, conclusion or negotiation of any assignment, sale or license (whether directly or through multiple tiers or sub-licensees) of any Patent or any other type of a Monetization Activity of any nature or description; (y) the maintenance or abandonment, in whole or in part, of any one or more of the Designated Patents; or (z) the discretion to make or to decline to make Cash Advances.

The First Amendment and Restructuring Agreement (a) defers interest payments on the Notes held by DBD from May 1, 2017 until the earlier to occur of (i) November 1, 2017 and (ii) the Restructuring Effective Date, and any accrued and unpaid interest as of the end of such deferral period shall be deemed a Cash Advance, and (b) lowers the Company’s minimum liquidity covenant, in each case to permit time for the Company to effect the Restructuring described above. Upon the Restructuring Effective Date, the Company’s Note obligations to DBD will be extinguished and the Company will be relieved of any scheduled amortization (instead, payments to DBD will only be required out of Monetization Revenues).

The First Amendment and Restructuring Agreement is subject to certain events of default, including, among other things, liquidation or dissolution, change of control, bankruptcy, the Company’s failure to make payments pursuant to the terms of the First Amendment and Restructuring Agreement, the Company’s failure to secure necessary consents to permit completion of the structure of the SPE or the Company’s failure to perform or observe certain covenants. Upon the occurrence of an event of default, DBD may proceed to protect and enforce its rights through seeking the Company’s specific performance of any covenant or condition, as set forth in the First Amendment and Restructuring Agreement, or may declare the remaining unpaid balance owed under the Amended and Restated Agreement, as amended, and any other amounts owed pursuant to the First Amendment and Restructuring Agreement to be immediately due and payable.

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The terms of the First Amendment and Restructuring Agreement are complex and only briefly summarized above. The information set forth in this Proposal No. 1 is qualified in its entirety by reference to the actual terms of the First Amendment and Restructuring Agreement, and the transactions contemplated thereby, which is included as an exhibit to our Current Report on Form 8-K filed with the SEC on August 8, 2017.

Reasons for Proposal No. 1

If the Restructuring contemplated by the First Amendment and Restructuring Agreement is approved and implemented, it will eliminate the requirement for the Company to make monthly principal and interest payments on the notes and to pay the notes at maturity or upon acceleration, will eliminate the liquidity covenant, and will replace the note obligations and current revenue share with comprehensive revenue share through the structure of the SPE. DBD, through its control of the SPE, will continue to have sole discretion over the management of the monetization efforts for the Designated IP and will have full discretion over whether and to what extent to fund such monetization efforts. The Company will be relieved of the ongoing expense of maintaining the Designated IP, which will be the sole responsibility of the SPE (subject to DBD’s sole discretion over whether to maintain or abandon any such Designated IP).

The Company is required under the First Amendment and Restructuring Agreement to use its best efforts to secure the necessary shareholder approval and third party consents to effect the transactions contemplated under the First Amendment to the Restructuring Agreement, including the ratification of the Amendment of the Amended and Restated Agreement, described above, and the Restructuring, and has prepared this proxy statement in part to seek such shareholder approval.

Potential Disadvantages

The First Amendment and Restructuring Agreement requires the Company to assign the Designated IP to the SPE upon obtaining the requisite shareholder approval and third party consents. Once the Designated IP is assigned to the SPE, DBD will have full, direct control over the Patents under through the SPE structure. The Company’s sole remaining interest in the Designated IP will be the contractual right to 45% of Monetization Revenues, after payment in full of the Revenue Stream and the Note Obligations or following the Restructuring Effective Date, after satisfaction of the DBD Priority Amount and, for the avoidance of doubt, after payment in full of all amounts due to third parties in connection with any applicable Monetization Revenues, the Designated IP or the operations of the SPE. Regardless of the success of the monetization of the Designated IP, the Company will have no control over, ownership of, or recourse to, the Designated IP.

Effect on Shareholders

The approval of the First Amendment and Restructuring Agreement and the transactions contemplated thereby, including the Restructuring, will have no dilutive effects on the Company’s shareholders as the Company will not be issuing any securities in relation to its entry into the First Amendment and Restructuring Agreement. However, as mentioned in the preceding paragraph, the First Amendment and Restructuring Agreement requires the Company to assign the Designated IP to the SPE upon receipt of shareholder approval. This will result in a significant reduction of assets on the Company’s balance sheet and a reduction in the percentage.

Consequence of Failure to Obtain Shareholder Approval

The Company will be in default under the First Amendment and Restructuring Agreement and an Event of Default under the Notes (as defined in the Amended and Restated Agreement) and the Amended and Restated Agreement will occur. In this situation, all of the obligations, including the Note and Revenue Stream Amounts payable to DBD under the First Amendment and Restructuring Agreement will then become due and payable, and DBD will have the ability to take control of and dispose of the patent assets to pay the amounts due.

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UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Company has prepared unaudited pro forma financial information that presents how the financial statement of Marathon Patent Group, Inc. may appear after the First Amendment and Restructuring Agreement is completed, which are attached as Appendix A.

VOTE REQUIRED

The affirmative vote of a majority of votes cast at the Special Meeting for this proposal is required to approve the First Amendment and Restructuring Agreement, dated as of August 3, 2017, by and between the Company and certain of its subsidiaries and DBD Credit Funding LLC, or DBD, and the contribution of the Designated IP to a newly created special purpose entity as described in the First Amendment and Restructuring Agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF THE TOTAL ISSUED AND
OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY PURSUANT TO THE SALE OF
5% SECURED CONVERTIBLE PROMISSORY NOTES WITH WARRANTS TO PURCHASE SHARES
OF COMMON STOCK IN THE COMPANY’S PRIVATE PLACEMENT

Description of the Private Placement

In August 2017, the Company closed separate unit purchase agreements (the “Unit Purchase Agreement”) with accredited investors (the “Purchasers”) providing for sale of $3,623,700 of a total possible offering of up to $5,500,000 (the “Private Placement”) of 5% secured convertible promissory notes (the “Convertible Notes”) and a five year warrant (the “Warrants”) to purchase shares of the Company’s common stock (the “Common Stock”), at an exercise price of $0.30 per share. The information set forth in this Proposal No. 2 is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Private Placement, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on August 15, 2017.

The Private Placement was approved by the Board of Directors. The Board determined that the Private Placement was advisable and in the best interest of the shareholders of the Company for a number of reasons, including the need to raise funds for working capital, general corporate purposes and to settle outstanding claims and amounts owed by the Company to the Company’s vendors and other creditors. The release of funds from escrow is governed by a letter amendment to the Unit Purchase Agreement as described in the Company’s current report on Form 8-K filed with the SEC on August 15, 2017.

5% Convertible Promissory Notes

At the closings, the Company delivered to the Purchasers the Convertible Notes, which shall be in the principal aggregate amount of $3,623,700 payable in full on May 31, 2018. The Convertible Notes bear interest at 5% per annum with interest payable in cash upon maturity or in connection with any voluntary or mandatory conversion. The conversion price for the principal in connection with voluntary conversions shall be equal to the lesser of (i) $0.20 per share, or (ii) the closing bid price of the Common Stock on the day prior to conversion of the Convertible Note; provided that such conversion price may not be less than $0.10 per share, subject to adjustment as set forth therein.

The Convertible Notes are convertible, in whole or in part, into shares of Common Stock at the option of the holder of the Convertible Note (the “Noteholder”), at any time and from time to time after the date of issuance and until the Convertible Note is no longer outstanding, subject to a 4.99% beneficial ownership limitation. Upon not less than 61 days’ prior notice to the Company, the Noteholder may increase the beneficial ownership limitation, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Convertible Note held by the Noteholder.

Pursuant to the Convertible Notes, the cumulative number of shares of Common Stock issuable upon (a) the exercise of the Warrants issued pursuant to the Unit Purchase Agreement and (b) the conversion of the Convertible Notes issued pursuant to the Unit Purchase Agreement, may not exceed 19.99% shares of Common Stock, subject to adjustments as set forth in the Convertible Note until shareholder approval is obtained.

The Company may not prepay or redeem the Convertible Notes in whole or in part without the prior written consent of the Noteholder, and any prepayment must be undertaken on a pro rata basis for all Convertibles Notes then outstanding. Each Convertible Note ranks pari passu in right of payment with all other Convertible Notes now or hereafter issued in accordance with the Unit Purchase Agreement.

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Description of the Common Stock Purchase Warrants

In connection with the Unit Purchase Agreement entered into with the Purchasers, the Company issued Warrants to the Purchasers to purchase up to 18,118,500 shares of Common Stock with an exercise price of $0.30 per share. The Warrants are exercisable, at any time commencing six months from the date that the Warrants were issued (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter. The Company is prohibited from effecting an exercise of any Warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 4.99%, which may be increased to 9.99% upon not less than 61 days’ prior notice to the Company. of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of such Warrant. The Warrants are also subject to certain adjustments upon certain actions by the Company as outlined in the Warrants. The Warrants may be exercised on a “cashless” basis at any time after six months from the date of issuance of the Warrant if there is no effective Registration Statement registering, or no current prospectus available for the resale of, all of the Warrant Shares.

Pursuant to the Warrants, the cumulative number of shares of Common Stock issuable upon (a) the exercise of the Warrants issued pursuant to the Unit Purchase Agreement and (b) the conversion of the Convertible Notes issued pursuant to the Unit Purchase Agreement, may not exceed 19.99% shares of Common Stock, subject to adjustments as set forth in the Warrant, without the approval of the Company’s shareholders.

The Warrants do not entitle the holder thereof to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise thereof.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), with each Purchaser, pursuant to which the Company shall be required to file a registration statement with the Commission covering the resale of the shares of the Common Stock issuable pursuant to: (a) the conversion of Convertible Notes issued in the Private Placement (without regard to any conversion limitations therein), (b) the exercise of Warrants issued in the Private Placement (without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, within thirty (30) days from the closing date of the Private Placement (the “Closing Date”).

In addition, the Company shall use its best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event not later than ninety (90) days from the Closing Date, and shall use its best efforts to keep the registration statement continuously effective under the Securities Act of 1933, as amended, until the earlier of the date when all of the registrable securities covered by the registration statement have been sold thereunder or pursuant to Rule 144 or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Company will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed, does not become effective on a timely basis, or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.

Possible Effects on Rights of Existing Shareholders

We issued $3,623,700 of Convertible Notes and Warrants, which are convertible and exercisable for up to an aggregate of 54,355,500 shares of Common Stock. Any additional equity or convertible debt financings in the future could result in further dilution to our shareholders. Additionally, sales in the public market of shares of Common Stock or the shares of Common Stock acquired upon conversion of the Convertible Notes or the exercise of the Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares could also materially and adversely affect the market price of our Common Stock. The Convertible Notes and the Warrants could be converted into shares of Common Stock constituting 20% or more of our shares of Common Stock outstanding before the Private Placement.

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Reasons for Shareholder Approval

The Company is required under the Unit Purchase Agreement to use its best efforts to secure the necessary shareholder approval and third party consent to issue 20% or more of the Company’s issued and outstanding shares of common stock upon conversion of the Convertible Notes and exercise of the Warrants pursuant to the Private Placement, described above, and has prepared this proxy statement to seek such shareholder approval in accordance with Nasdaq Marketplace Rule 5635(d).

VOTE REQUIRED

The affirmative vote of a majority of the votes cast at the Special Meeting for this proposal is required to approve the issuance of more than 19.99% of the Company’s total issued and outstanding common stock pursuant to the sale of the Convertible Notes and the Warrants, pursuant to the Unit Purchase Agreement(s) in connection with a private placement that closed in August 2017 and any future closings up to $5,500,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

Description of Our 2017 Stock Incentive Plan

The Company’s Board and holders of a majority of the voting power of our outstanding capital stock have approved the ratification of the Company’s 2017 Equity Incentive Plan (the “Plan”), a copy of which is included as Appendix B, pursuant to which the Company may grant an aggregate of 10,000,000 shares of the Company’s common stock to the Company’s directors, officers, employees or consultants. The Plan has been designed to provide the Board with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs, and long-term equity targets for executives and key employees. Set forth below is a summary of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan.

Shares Available

The Plan authorizes issuance of approximately 10,000,000 shares of the Company’s Common Stock. As of the Record Date, 3,200,000 shares of common stock have been granted by the Board under the Plan, subject to shareholder approval of the Plan in this Proposal No. 3. As of the Record Date, 1,127,937 options and 47,329 shares of Common Stock were issued and outstanding under the previously adopted 2014 Equity Incentive Plan, and 1,727,917 options and 0 shares of Common Stock were issued and outstanding under the previously adopted 2012 Equity Incentive Plan.

Administration

The Board shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)). The Committee, subject to the terms of the Plan, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”) and preferred stock, which may or may not be convertible (“Preferred Stock”), and to determine the terms and conditions of the respective Option, Restricted Stock and Preferred Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. In the absence of a Committee, the Plan shall be administered by the Board.

In lieu of grants of Options and Restricted Stock, the Committee has the full power to and authority under the Plan to grant shares of the Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options or Restricted Stock to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or the vesting of the Restricted Stock, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of Preferred Stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation.

Eligibility

Generally, the persons who are eligible to receive grants are directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary (each a “Participant”); provided that Incentive Options may only be granted to employees of the Company and any subsidiary.

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Stock Subject to the Plan

Stock subject to grants may be authorized, but unissued, or reacquired common stock. Subject to adjustment as provided in the Plan, (i) the maximum aggregate number of shares of common stock that may be issued under the Plan is 10,000,000. The shares of common stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of common stock shall be reserved for such purpose. Any of such shares of common stock that may remain unissued and that are not subject to outstanding Options or Preferred Stock at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of common stock to meet the requirements of the Plan.

Terms and Conditions of Options

Options awarded under the Plan shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of common stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined in the Plan) of such share of common stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of common stock shall be at least 110% of the Fair Market Value per share of common stock on the date of grant. The purchase price of each share of common stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of common stock on the date the Option is granted.

The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to Participants at any time as shall be determined by Committee, in its sole discretion. Subject to the Plan, the Committee shall have complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Committee at the time the stock or the restricted stock unit is awarded. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Committee.

Terms and Conditions of Preferred Stock

Preferred Stock may be granted to Participants at any time as shall be determined by Committee, in its sole discretion. Subject to the Plan, the Committee shall have complete discretion to designate the number of shares of Preferred Stock authorized by the Board on the terms and conditions determined by the Committee. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

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The Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include only the number of shares of Common Stock issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Committee. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

Merger or Change in Control

In the event of a Change in Control (as defined in the Plan), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of the Company’s common stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company’s common stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock and Preferred Stock granted under the Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

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Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an Incentive Stock Option will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares . If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

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Stock Grants

A participant who receives a stock grant under the Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

VOTE REQUIRED

The affirmative vote of a majority of votes cast at the Special Meeting for this proposal is required to approve the Plan and the reservation of 10,000,000 shares of Common Stock for issuance thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4

APPROVAL OF THE ISSUANCE OF 2,394,000 SHARES OF COMMON STOCK PURSUANT TO CERTAIN EXCHANGE AGREEMENTS ENTERED INTO ON JULY 17, 2017, IN EXCHANGE FOR WARRANTS TO PURCHASE 2,280,000 SHARES OF COMMON STOCK

Introduction

On July 17, 2017, the Company and certain institutional investors (the “Investors”) entered into separate exchange agreements (the “Exchange Agreements”), pursuant to which the Investors agreed to exchange certain warrants, which were issued by the Company on April 18, 2017 (the “Offering”) and are exercisable to purchase 2,280,000 shares of Common Stock (the “Original Warrants”), for an aggregate of 2,394,000 shares of Common Stock (the “Exchange Shares”). The Company has relied upon the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, in connection with the issuance of the Exchange Shares. The issuance of the Exchange Shares is subject to shareholder approval.

On April 18,2017, the Company entered into separate securities purchase agreements (each, the “Purchase Agreement”), with the Investors for the sale of an aggregate of 3,800,000 shares of the Company’s Common Stock, at a purchase price of $0.70 per Share, and the Original Warrants at an exercise price of $0.83 per share. The Original Warrants are exercisable commencing six months from the date of issuance for a period expiring five years after the date six months after the date of issuance.

Pursuant to the Exchange Agreements, in the event shareholder approval is not obtained within 45 days of the date of thereof (the “Shareholder Approval Deadline”), then, in addition to any other rights the Investors may have thereunder or under applicable law, the Company shall pay to the Investor on each 45-day anniversary of the Shareholder Approval Deadline (if such shareholder approval has not been obtained) until such shareholder approval has been obtained as partial liquidated damages and not as a penalty, equal to 1.0% of the subscription amount by such Investor under his or its Purchase Agreement for each month past the Shareholder Approval Deadline that the shareholder approval has not been obtained (pro-rated for any partial month in which such shareholder approval has not been obtained), provided, however, the Company shall not pay to the Investor more than 12.0% of the subscription amount for such Investor.

Description of Exchange Agreements

Under the terms of the Exchange Agreements, the Investors agreed to exchange their Original Warrants to purchase the Exchange Shares, such that each Investor will be issued (i) one share of common stock for each Original Warrant being exchanged by such Investor plus (ii) 38,000 shares. Each of the Investor agreed to waive (i) its rights under Section 4.15 of the Purchase Agreement, such that the Investor consents and agrees to any reverse or forward stock split undertaken by the Company since the date of the Purchase Agreement and (ii) any rights of the Investor under Section 4.11 of the Purchase Agreement with respect to any Subsequent Financing (as defined under the Purchase Agreement) of the Company of convertible preferred stock described by the Company in its next proxy statement filed with the SEC (collectively, the “Waivers”). For the avoidance of doubt, the Waivers are irrevocably effective upon execution of the Exchange Agreement and will not be subject to the conditions to the closing set forth in the Exchange Agreement.

Pursuant to the Exchange Agreements, the Company has agreed on or before October 15, 2017 to prepare and file a registration statement registering the Exchange Shares for sale under the Securities Act of 1933, as amended, and to use its best efforts to cause such registration statement to be declared effective on or prior to November 1, 2017. The Company is obligated to pay the Investor 1% of the Subscription Amount (up to a maximum of 6%) pro rata for any partial months, in which such registration statement has not been filed, or declared effective.

The Company entered into the Exchange Agreements in order to provide the Company with additional flexibility with respect to financing of the Company, in order to restructure the Original Warrants and to revise the capitalization of the Company. Under the Exchange Agreements, the Investors have terminated all participation and other rights related to the Offering and the securities issued in order to facilitate recapitalization of the Company.

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Description of the Warrants

The Company issued the Original Warrants registered in the name of each such Investor to purchase an aggregate of 2,280,000 shares of common stock with each Original Warrant based upon the number of shares of common stock equal to 60% of such Investor’s subscription amount. The Warrants are exercisable at a price of $0.83 per share (the “Exercise Price”), subject to adjustment, and expire five years from the date of issuance. The holders may, subject to certain limitations, exercise the Original Warrants on a cashless basis. The Company is prohibited from effecting an exercise of any Original Warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of such Original Warrant.

If the Company, at any time while the Original Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of common stock on shares of common stock or any common stock equivalents (which, for avoidance of doubt, shall not include any shares of common stock issued by the Company upon exercise of the Original Warrants), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of common stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of borrower, then the exercise price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of common stock outstanding immediately after such event, and the number of shares issuable upon exercise of the Original Warrant shall be proportionately adjusted such that the aggregate Exercise Price of the Original Warrant shall remain unchanged.

Possible Effects on Rights of Existing Shareholders

Any additional equity or convertible debt financings in the future could result in further dilution to our shareholders. Additionally, sales in the public market of shares of common stock or the shares of common stock acquired upon the issuance of the Exchange Shares, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares could also materially and adversely affect the market price of our common stock.

Reasons for Shareholder Approval

Pursuant to the Exchange Agreements, the Company is required to hold a shareholder meeting within 45 days (the “Shareholder Approval Deadline”) of the date of the Exchange Agreements for the purpose of approval of the issuance of the Exchange Shares and if not so approved, shall within 90 days hold another meeting until such time as the Exchange Shares issuable under the Exchange Agreement is approved. In the event that shareholder approval has not been obtained the Company is obligated to pay the Holder for each 45 day period following the Shareholder Approval Deadline, 1% of the Subscription Amount (up to a maximum of 12%) pro rata for any partial months.

Additional information

The description of the Exchange Agreements set forth in this Proposal No. 4 is incomplete and qualified in its entirety by reference to the actual terms of the Exchange Agreement, which is included as an exhibit to our Current Report on Form 8-K filed with the SEC on July 18, 2017.

VOTE REQUIRED

The affirmative vote of a majority of votes cast at the Special Meeting for this proposal is required to approve the issuance of the Exchange Shares pursuant to the Exchange Agreements, in exchange for the Original Warrants which were issued by the Company in connection with the Offering on April 21, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 4.

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CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.marathonpg.com. We will provide, without charge, a copy of our Code of Business Conduct and Ethics upon request to: Secretary, Marathon Patent Group, Inc., 11100 Santa Monica Blvd., Ste. 380, Los Angeles, CA 90025. Disclosure regarding any amendments to, other than technical, administrative or non-substantive amendments, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board knows of no matter to be brought before the special meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the special meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, Marathon Patent Group, Inc. at 11100 Santa Monica Blvd., Ste. 380, Los Angeles, CA 90025, we will provide without charge to each person requesting a copy of our 2016 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2016 Annual Report, and Quarterly Report for the quarter ended June 30, 2017, are available on our Internet website at http://www.marathonpg.com/.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov/.

Dated: September 8, 2017	BY ORDER OF THE BOARD OF DIRECTORS:

Doug Croxall,
Chairman of the Board of Directors

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APPENDIX A

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information presents how the financial statement of Marathon Patent Group, Inc. may appear after the First Amendment and Restructuring Agreement is completed. The unaudited pro forma combined balance sheet at June 30, 2017, assumes the First Amendment and Restructuring Agreement was closed on that date. The unaudited pro forma combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of the Company that are incorporated into this document by reference. See “Where You Can Find More Information” on page ___.

The unaudited pro forma balance sheet is presented for illustrative purposes only and does not necessarily indicate the financial condition of the Company as a result of the First Amendment and Restructuring Agreement. In addition, the unaudited pro forma balance sheet is subject to adjustment. The final balance sheet may be materially different from the unaudited pro forma adjustments presented in this document.

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CONSOLIDATED BALANCE SHEETS

	June 30, 2017	June 30, 2017 (Pro Forma)
ASSETS
Current assets:
Cash	$1,095,721	$1,095,721
Accounts receivable - net of allowance for bad debt of $387,976 as of June 30, 2017 and December 31, 2016	116,336	116,336
Bonds posted with courts	375,603	375,603
Note receivable	588,864	588,864
Prepaid expenses and other current assets, net of discounts at $2,659 for June 30, 2017 and $3,724 for December 31,2016	128,718	128,718
Total current assets	2,305,242	2,305,242
Other assets:
Property and equipment, net of accumulated depreciation of $ 128,718 and $108,407 for June 30. 2017 and December 31,2016	12,213	12,213
Intangible assets, net of accumulated amortization of $12,691,608 and $11,323,185 for June 30, 2017 and Dccemhcr31, 2016 (1)	11,358,722	7,151,634
Other non current assets, net of' discounts of $0 for June 30, 2017 and $797 for December 31, 2016	200,000	200,000
Goodwill	224,353	224,353
Total other assets	11,795,288	7,588,200

Total Assets	$14,100,530	$9,893,441
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$5,294,616	$5,294,616
Clouding IP earn out - current portion	81,930	81,930
Notes payable, net of discounts of $503,572 for June 30, 2017 and $852,404 for December 31, 2016 (2)	5,622,173	-
	10,998,719	5,376,546
Long-term liabilities
Notes Payable, net of discount of $1,302,120 for June 30, 2017 and $57,763 for December 3 1,2016 (2)	11,499,723	500,000
Clouding IP earn out	1,386,203	1,386,203
Revenue share liability (3)	1,225,000	-
Other long term liability	39,853	39,853
Total long-term liabilities	14,150,779	1,926,056

Total liabilities	25,149,498	7,302,601

Stockholders’ Deficit:

Preferred slock Series B, $.0001 par value, 100,000,000 shares authorized; 782,004 issued and outstanding at June 30, 2017 and December 31, 2016	78	78
Common stock, $.0001 par value; 200,000,000 shares authorized; 23,457,472 at June 30, 2017 and 15,552,472 at December 31, 2016	3,023	3,023

Additional paid-in capital	53,950,297	53,950,297
Accumulated other comprehensive (loss)	(933,245)	(933,245)
Accumulated deficit	(63,749,987)	(50,110,179)

Total Marathon Patent Group Stockholders’ Deficit	(10,729,934)	2,909,973

Non-controlling Interests	(319,134)	(319,134)

Total Equity	(11,048,968)	2,590,839

Total liabilities and stockholders’ equity	$14,100,530	9,893,441

(1) Carrying value of the three portfolios - Dynamic Advances, Magnus and Traverse - to be assigned to DBD in the event that the First Amendment and Restructuring Agreement is approved by the shareholders deducted from the book value of the Company's intangible assets.

(2) Outstanding notes payable to DBD, net, cancelled pursuant to the terms of the First Amendment and Restructuring Agreement.

(3) Revenue share liability payable to DBD cancelled pursuant to the terms of the First Amendment and Restructuring Agreement.

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APPENDIX B

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MARATHON PATENT GROUP, INC.

2017 EQUITY INCENTIVE PLAN

1. Purpose of the Plan.

This 2017 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Marathon Patent Group, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”) and preferred stock, which may or may not be convertible (“Preferred Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

In lieu of grants of Options and Restricted Stock, the Committee has the full power to and authority under the Plan to designate Participants to receive shares of the Company’s Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options or Restricted Stock to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or the vesting of the Restricted Stock, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of the Company’s preferred stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements (which need not be identical) with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock and Preferred Stock (collectively, the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Restricted Stock or Preferred Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock or Preferred Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock or Preferred Stock hereunder may be granted an additional Option or Options, or Restricted Stock or Preferred Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 7,800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options or Preferred Stock at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock or conversion of Preferred Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock or Preferred Stock, as applicable, may be subject to future Options or Restricted Stock or Preferred Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market LLC or other principal securities exchange or OTC Bulletin Board on which shares of Common Stock are listed (if the shares of Common Stock are so listed), , or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6A. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6B. Terms and Conditions of Preferred Stock.

In lieu of grants of Options and Restricted Stock, to the extent that the Committee shall determine that the issuance of Options or Restricted Stock to a Participant could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or the vesting of the Restricted Stock, as applicable, Preferred Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Preferred Stock unless and until all of the following conditions have been met (A) the Committee designates an award of Preferred Stock in a series of Preferred Stock that has already been authorized and designated the Board, the Board passes a resolution authorizing and designating a new series of Preferred Stock on the terms and conditions determined by the Committee, (B) if applicable, the Company files a Certificate of Designation with the Secretary of State of the State of Nevada that sets forth the rights, preferences and other terms of any newly authorized and designated series of the Preferred Stock, and (C) Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, executes an agreement that sets forth the terms and conditions of the issuance of the award of Preferred Stock as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights set forth in the applicable Certificate of Designation and any related agreement with respect to the Preferred Stock award. The Preferred Stock shall also be subject to the non-transferability and forfeiture restrictions described in Section 6B(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Preferred Stock associated with the award promptly after the Grantee accepts such award. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock underlying the Preferred Stock associated with the award promptly after the Grantee converts the Preferred Stock in accordance with the terms and conditions set forth in the applicable Certificate of Designation and related agreement, if any.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Preferred Stock and/or the underlying Common Stock issuable upon the conversion of the Preferred Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Preferred Stock. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are forfeitable until the terms of the Preferred Stock grant have been satisfied. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are not transferable until the date on which the Committee has specified such have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Preferred Stock if the applicable Certificate of Designation provides for such distributions, shall be subject to the same restrictions as such shares of Preferred Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may waive any conditions and/or restrictions to the issuance of any contingent award of Preferred Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment or Consulting Agreement. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be, as applicable, an employee, a consultant or otherwise associated with the Company for any other reason, all shares of Preferred Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Preferred Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Preferred Stock.

(g) Maximum Percentage. Notwithstanding anything to the contrary set forth herein, the Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of such Preferred Stock, and any Participant shall not have the right to exercise voting rights with respect to any Preferred Stock pursuant hereto, to the extent that giving effect to such voting rights would result in such Participant (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Preferred Stock beneficially owned by such Participant or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6B(g) beneficially owned by such Participant or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6B(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 6B(g), in determining the number of outstanding shares of Common Stock, a Participant may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of any Participant, the Company shall within one (1) business day following the receipt of such notice, confirm orally and in writing to any such Participant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Participant may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided, that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder. In the event that the Company cannot pay any portion of any dividend, distribution, grant or issuance hereunder to a Participant solely by reason of this Section 6B(g) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall not be required to pay cash in lieu of the payment that otherwise would have been made in such Limited Shares, but shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Participant to exceed the Maximum Percentage, at which time such Participant shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6B(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

7. Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock and/or Preferred Stock theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event and (B) in the number and conversion price of shares subject to outstanding Preferred Stock granted under the Plan, to the end that after such event each Participant’s (who has received a grant of Preferred Stock) proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on July 31, 2017; provided, however, that the Plan must subsequently be approved by majority vote of the Company’s stockholders in accordance with the rules and regulations of the NASDAQ Stock Market LLC no later than July 31, 2018.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market LLC.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Common Stock or Preferred Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

17. Additional Issuance Restrictions.

If the Company has not obtained the approval of its stockholders in accordance with NASDAQ Listing Rule 5635(d), then the Company may not issue any Securities under this Plan that would upon the issuance of any Securities or upon the exercise on conversion of such Securities, as applicable, into shares of the Company’s Common Stock, when aggregated with any other shares of Common Stock (i) held by a Participant, (ii) underlying any convertible security held by a Participant, and (iii) issuable upon prior exercise of any convertible security held by a Participant, would exceed 19.99% shares of the Company’s Common Stock, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the adoption of this Plan (such number of shares, the “Issuable Maximum”). The Participant shall be entitled to a portion of the Issuable Maximum as reasonably determined by the Committee so as not to violate NASDAQ Listing Rule 5635(d). In addition, the Participant may allocate its pro-rata portion of the Issuable Maximum among Securities held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Participant no longer holds any Securities and the amount of shares issued to such Participant pursuant to its Securities was less than such Participant’s pro-rata share of the Issuable Maximum.